SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                           Date of Report:  April 21, 1994


                             READING & BATES CORPORATION
                (Exact name of registrant as specified in its charter)


                 Delaware                 1-5587                73-0642271

             (State or other           (Commission           (I.R.S. Employer
              jurisdiction of          File Number)        Identification No.)
              incorporation)

                   901 Threadneedle, Suite 200, Houston, TX   77079
                (Address of principal executive offices)   (Zip Code)


            Registrant's telephone number, including area code  (713) 496-5000


          Item 7. Financial Statements and Exhibits

                 (c)  Exhibits

                    Exhibit 99   -      Press Release dated April 21,
                                        1994  -  First  Quarter  1994
                                        Earnings Release.


                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                              READING & BATES CORPORATION



                                              By   /s/T. W. Nagle
                                                   ---------------------
                                                   T. W. Nagle
                                                   Vice  President  & Chief
                                                   Financial Officer

          Dated:  April 21, 1994